REVOLVING CREDIT AND TERM LOAN AGREEMENT

                                 BY AND BETWEEN

                           NETSMART TECHNOLOGIES, INC.

                                       AND

                               FLEET NATIONAL BANK

                            DATED AS OF JUNE 1, 2001

                                TABLE OF CONTENTS
                                -----------------

SECTION 1:  DEFINITIONS....................................................-6-
            -----------
     1.1    Defined Terms..................................................-6-
            -------------
     1.2    Accounting Terms..............................................-13-
            ----------------

SECTION 2:  AMOUNT AND TERMS OF LOANS.....................................-13-
            -------------------------
     2.1    Loans.........................................................-14-
            -----
     2.2    Revolving Credit Commitment...................................-14-
            ---------------------------
     2.3    Revolving Credit Note.........................................-14-
            ---------------------
     2.4    Post Closing Commitment Fees..................................-14-
            ----------------------------
     2.5    Procedure for Borrowing.......................................-14-
            -----------------------
     2.6    Term Loan.....................................................-15-
            ---------
     2.7    Continuation and Conversion of Loans..........................-15-
            ------------------------------------
     2.8    Payments......................................................-16-
            --------
     2.9    Interest......................................................-17-
            --------
     2.10   Optional Prepayments..........................................-17-
            --------------------
     2.11   Mandatory Payments............................................-18-
            ------------------
     2.12   Regulatory Capital Requirements...............................-18-
            -------------------------------
     2.13   Increased Costs...............................................-18-
            ---------------
     2.14   Indemnities...................................................-19-
            -----------
     2.15   Change in Legality............................................-19-
            ------------------
     2.16   Use of Proceeds...............................................-20-
            ---------------

SECTION 3:  REPRESENTATIONS  .............................................-20-
            ---------------
     3.1    Financial Condition...........................................-20-
            -------------------
     3.2    Subsidiaries..................................................-21-
            ------------
     3.3    Existence.....................................................-21-
            ---------
     3.4    Authority.....................................................-21-
            ---------
     3.5    Binding Agreements............................................-21-
            ------------------
     3.6    Litigation....................................................-21-
            ----------
     3.7    No Conflicting Law or Agreements..............................-21-
            --------------------------------
     3.8    No Authorization..............................................-22-
            ----------------
     3.9    Compliance with Applicable Laws...............................-22-
            -------------------------------
     3.10   Governmental Regulations......................................-22-
            ------------------------
     3.11   Federal Reserve Regulations; Use of Proceeds..................-22-
            --------------------------------------------
     3.12   Contingent Liabilities........................................-22-
            ----------------------
     3.13   Title to Properties...........................................-22-
            -------------------
     3.14   Taxes.........................................................-23-
            -----
     3.15   Default.......................................................-23-
            -------
     3.16   No Burdensome Agreements......................................-23-
            ------------------------
     3.17   ERISA.........................................................-23-
            -----

     3.18   Places of Business............................................-23-
            ------------------
     3.19   Absence of Certain Changes....................................-24-
            --------------------------
     3.20   Security Documents:...........................................-24-
            ------------------
     3.21   Environmental Matters.........................................-24-
            ---------------------
     3.22   Labor Matters.................................................-24-
            -------------
     3.23   Inventory and Records Locations...............................-25-
            -------------------------------
     3.24   Intellectual Property.........................................-25-
            ---------------------
     3.25   No Misrepresentations.........................................-25-
            ---------------------

SECTION 4:  CONDITIONS TO LOANS...........................................-26-
            -------------------
     4.1    Conditions to the Initial Revolving Credit Loan and
            ---------------------------------------------------
            the Term Loan.................................................-26-
            -------------
     4.2    Condition to All Loans........................................-28-
            ----------------------
     4.3    Approval of Bank's Counsel....................................-28-
            --------------------------

SECTION 5:  AFFIRMATIVE COVENANTS.........................................-29-
            ---------------------
     5.1    Information...................................................-29-
            -----------
     5.2    Existence.....................................................-31-
            ---------
     5.3    Payment of Obligations........................................-32-
            ----------------------
     5.4    Insurance.....................................................-32-
            ---------
     5.5    Payment of Indebtedness and Performance of Obligations........-32-
            ------------------------------------------------------
     5.6    Condition of Property.........................................-32-
            ---------------------
     5.7    Observance of Legal Requirements..............................-32-
            --------------------------------
     5.8    Books and Records; Field Audit................................-32-
            ------------------------------
     5.9    Financial Requirements........................................-33-
            ----------------------
     5.10   New Subsidiaries..............................................-33-
            ----------------
     5.11   Environmental Compliance......................................-33-
            ------------------------

SECTION 6:  NEGATIVE COVENANTS............................................-34-
            ------------------
     6.1    Debt..........................................................-34-
            ----
     6.2    Limitation on Liens...........................................-34-
            -------------------
     6.3    Merger, Consolidation and Acquisition of Assets...............-34-
            -----------------------------------------------
     6.4    Sale, Transfer and Lease of Assets............................-34-
            ----------------------------------
     6.5    Contingent Liabilities........................................-35-
            ----------------------
     6.6    Obligation as Lessee..........................................-35-
            --------------------
     6.7    Investments; Loans............................................-35-
            ------------------
     6.8    Sale of Receivables; Sale-Leasebacks..........................-35-
            ------------------------------------
     6.9    Nature of Business............................................-35-
            ------------------
     6.10   Dividends and Purchase of Stock...............................-35-
            -------------------------------
     6.11   No Lien Senior to or Equal to Loan Documents..................-35-
            --------------------------------------------
     6.12   Transactions with Affiliates..................................-36-
            ----------------------------
     6.13   Change in Control.............................................-36-
            -----------------
     6.14   Changes.......................................................-36-
            -------
     6.15   Capital Expenditures; Capitalized Leases......................-36-
            ----------------------------------------
     6.16   Accounting Changes............................................-36-
            ------------------

SECTION 7:  EVENTS OF DEFAULT.............................................-36-
            -----------------
     7.1    Events of Default.............................................-36-
            -----------------
     7.2    Remedies on Default...........................................-38-
            -------------------

SECTION 8:  COLLATERAL SECURITY...........................................-39-
            -------------------
     8.1    Collateral Security: Right of Set-Off.........................-39-
            -------------------------------------
     8.2    Additional Collateral Security................................-39-
            ------------------------------

SECTION 9:  MISCELLANEOUS.................................................-40-
            -------------
     9.1    Final Agreement...............................................-40-
            ---------------
     9.2    Survival of Representations...................................-40-
            ---------------------------
     9.3    Successors and Assigns........................................-40-
            ----------------------
     9.4    Liability in Acting...........................................-40-
            -------------------
     9.5    The Bank's Rights Not Waived; Cumulative Rights...............-40-
            -----------------------------------------------
     9.6    Expenses......................................................-40-
            --------
     9.7    Other Agreements..............................................-41-
            ----------------
     9.8    Repayment.....................................................-41-
            ---------
     9.9    Judicial Proceedings:  .......................................-41-
            --------------------
     9.10   Entire Agreement..............................................-42-
            ----------------
     9.11   Further Assurances............................................-42-
            ------------------
     9.12   Headings......................................................-42-
            --------
     9.13   Notices.......................................................-42-
            -------
     9.14   Authority to Disclose.........................................-43-
            ---------------------
     9.15   Severability..................................................-43-
            ------------
     9.16   Counterparts..................................................-43-
            ------------
     9.17   Pledge to Federal Reserve Bank................................-43-
            ------------------------------
     9.18   Participations................................................-43-
            --------------
     9.19   Lost Documents................................................-44-
            --------------

SECTION 10:  WAIVER OF RIGHT TO JURY TRIAL................................-44-
             -----------------------------

SECTION 11:  GOVERNING LAW................................................-44-
             -------------

SCHEDULE .................................................................-46-

Exhibit 5.1 (f)...........................................................-48-

EXHIBIT A FORM OF REVOLVING CREDIT NOTE......................Exhibit A Page 1

SCHEDULE OF LOANS AND PAYMENT OF PRINCIPAL...................Exhibit A Page 2


EXHIBIT B FORM OF TERM NOTE..................................Exhibit B Page 1

                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         THIS AGREEMENT made as of the 1st day of June, 2001 by and between NETSMART TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 146 Nassau Avenue, Islip, New York 11751 (the "Company") and FLEET NATIONAL BANK, a national banking association, having a place of business located at 300 Broad Hollow Road, Melville, New York 11747 (the "Bank").

                              W I T N E S S E T H:

                             SECTION 1: DEFINITIONS
                                        -----------

         1.1      Defined  Terms:  As used in this  Agreement  the  following
                  --------------
 terms have the  following  meanings, unless the context otherwise requires:

                  Accounts:  shall mean those  accounts  arising out of the sale
                  --------
or lease of goods or the rendition of services by the Company or any Guarantor.

                  Affiliate: as applied to any Person, shall mean any other
                  ---------
Person (1) which directly or indirectly controls, or is controlled by, or is under common control with that Person, (2) which directly or indirectly beneficially owns or holds five (5%) percent or more of any class of voting stock of that Person, or (3) five (5%) percent or more of the voting stock of which is directly or indirectly beneficially owned or held by that Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  Agreement: shall mean this Revolving Credit and Term Loan
                  ---------
Agreement, as the same from time to time may be amended, supplemented or modified.

                  Bank Obligations: shall mean all present and future
                  ----------------
obligations and Debt of the Company to the Bank under this Agreement, any other Loan Document or any other agreement, document, instrument or otherwise owing to the Bank, including, without limitation, the obligation to pay the Debt evidenced by the Notes, and the obligations to pay interest (including interest accruing subsequent to the commencement of bankruptcy, insolvency or similar proceedings with respect to the Company) and other fees, expenses, and charges from time to time owed hereunder or under any other Loan Document.

                  Borrowing Base:  shall mean the lesser of $1,500,000.00 or 75%
                  --------------
 of Eligible Accounts Receivable.

                  Borrowing  Base  Certificate:  shall mean a  certificate
                  ----------------------------
delivered pursuant to Section 5.1 (e) hereof, in form and detail acceptable to the Bank.

                  Business Day: shall mean any day other than a Saturday,
                  ------------
Sunday, or other day on which commercial banks in New York are authorized or required to close under the laws of New York, and, if the applicable day relates to a LIBOR Rate Loan or an Interest Period for a LIBOR Rate Loan, the day on which dealings in dollar deposits are also carried on in the London interbank market and banks are open for business in London.

                  Capitalized Lease Obligations: shall mean as to any Person,
                  -----------------------------
the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  Cash Compensation: shall mean, in connection with Permitted
                  -----------------
Acquisitions, the sum of purchase money financing payable to any seller but not in excess of $250,000.00 in the aggregate ("Seller Notes"), plus cash paid, plus assumed debt.

                  CERCLA:  shall mean the  Comprehensive  Environmental
                  ------
Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601, et seq., as amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

                  Collateral:  shall mean the collateral as described in Section
                  ----------
8.2 hereof.

                  Commitment  Period:  shall mean the period from and  including
                  ------------------
 the next Business Day after the date hereof to, but not including the Termination Date.

                  Debt: shall mean (1) indebtedness or liability for borrowed
                  ----
money or for the deferred purchase price of property or services (including trade obligations); (2) obligations as lessee under capital leases; (3) current liabilities in respect of unfunded vested benefits under any Plan; (4) obligations under letters of credit issued for the account of any Person; (5) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; and (6) obligations secured by any Lien on property owned by the Person, whether or not the obligations have been assumed.

                  Default: shall mean any of the events specified in Section 7.1
                  -------
hereof, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

                  EBITDA: shall mean with respect to the Company, net income
                  ------
before gain or loss from discontinued operations, plus depreciation, amortization, non-cash financing costs related to warrants, interest and taxes.

                  Eligible Accounts Receivable: shall mean those Accounts of the
                  ----------------------------
Company and the Guarantors arising in the ordinary course of business, which have been outstanding for not more than 120 days from the original due date and which are subject to a first priority perfected Lien in favor of the Bank, to Account debtors other than: (1) foreign Persons domiciled outside of the United States, (2) Subsidiaries, (3) Affiliates and (4) Persons located in New Jersey or Minnesota unless the Company: (x) with respect to such state, has received a Certificate of Authority to do business and is in good standing in such state,
(y) has filed a Notice of Business Activities Report ("Report") with the New Jersey Division of Taxation or the Minnesota Department of Revenue (as applicable) for the then current year, or (z) has paid franchise taxes with such state for the then current year and is not required to file a Report with such state, and which are otherwise satisfactory in all respects to the Bank in its sole discretion.

                  Environmental Laws: shall mean all environmental, health and
                  ------------------
safety laws, rules and regulations, and ordinances, including, without limitation: (i) CERCLA and all other federal, state and local rules and regulations, ordinances, decrees, criteria and guidelines, and all other similar documents and instruments of all courts and Governmental Authorities, bureaus and agencies, whether issued by environmental regulatory agencies or otherwise, and (ii) all federal, state and local laws, regulations, resolutions, ordinances and decrees, in each case relating to Environmental Matters.

                  Environmental Liability: shall mean any liability of a Person
                  -----------------------
to any other Person under Environmental Laws and Regulations and under any other applicable law relating to any Environmental Matter, and, including, without limitation, any liability for the costs of any investigation, clean-up or other remedial action with respect to or in connection with any Environmental Matter.

                  Environmental Matter: shall mean a release caused by the
                  --------------------
seeping, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of hazardous wastes or other toxic or chemical substance, pollutant or contaminant into the environment or the generation, treatment, storage or disposal of any toxic or hazardous wastes or other chemical substance, pollutant or contaminant.

                  Environmental Proceeding: shall mean any judgment, action,
                  ------------------------
proceeding or investigation (including, without limitation, any federal or state investigation evaluating whether any remedial action is needed to respond to an Environmental Matter) pending before any court or Governmental Authority, bureau or agency, including, without limitation, any environmental regulatory agency or body, with respect to or threatened against or affecting the assets or liability of a Person, including, without limitation, in respect of any "facility" owned, leased or operated under CERCLA or under each other Environmental Law in connection with any Environmental Matter.

                  ERISA:  shall mean the Employee  Retirement  Income Security
                  -----
Act of 1974, as amended from time to time.

                  ERISA Affiliate: shall mean any trade or business (whether or
                  ---------------
not incorporated) which together with the Company would be treated as a single employer under Section 4001 of ERISA.

                  Event of Default:  shall mean any of the events  specified in
                  ----------------
 Section 7.1 hereof, provided thatany requirement for notice or lapse of time or any other condition has been satisfied.

                  Fluctuating  Rate  Loans:  shall mean Loans  hereunder  that
                  ------------------------
bear  interest at a rate of interest based on the Prime Rate.

                  Funded Debt: shall  mean,  with  respect to the  Company,  the
                  -----------
sum of Bank debt, lease debt and Seller Notes reflected on the Company's financial statements delivered to the Bank.

                  GAAP:  shall  mean  generally  accepted  accounting
                  ----
principles as from time to time in effect, including the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

                  Governmental  Authority:  shall mean any foreign,  federal,
                  -----------------------
state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

                  Guaranties:  shall mean the guaranties of the Guarantors on
                  ----------
the Bank's standard form.

                  Guarantors:  shall mean,  collectively, Creative  Socio-Medics
                  ----------
Corp. and all other Subsidiaries of the Company, now existing or hereafter acquired or created, except PsyMedex.

                  Installment  Payment  Date:  shall  mean any date on which all
                  --------------------------
or any  portion  of the  principal amount of a Term Loan is due and payable.

                  Interest  Period:  shall mean any period during which a Loan
                  ----------------
bears interest as a LIBOR Rate Loan as elected by the Company in accordance with the terms of this Agreement.

                  (a) If any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless such Interest Period is with respect to a LIBOR Rate Loan and the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

                  (b) No Interest Period shall extend beyond a stated Maturity Date.

                  LIBOR Rate: shall mean as applicable to any LIBOR Rate Loan,
                  ----------
the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to such LIBOR Rate Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Business Days preceding the first day of such LIBOR Rate Loan;

provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Rate Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Business Days preceding the first day of such LIBOR Rate Loan as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Rate Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Business Days preceding the first day of such LIBOR Rate Loan. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Rate Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.

                  LIBOR Rate Loan:  shall mean a Loan bearing interest at a
                  ---------------
LIBOR based rate.

                  Lien: shall mean any mortgage, deed of trust, pledge, security
                  ----
interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention or trust agreement, any lease in the nature thereof, and the filing or recording of or agreement to give any financing statement or other document to be filed or recorded under the Uniform Commercial Code of any jurisdiction.

                  Loan or Loans:  shall mean, collectively, the Revolving Credit
                  -------------
 Loans and the Term Loans.

                  Loan Documents: shall mean the Notes, the Guaranties, the
                  --------------
Security Agreements, UCC-1 financing statements, the Master Agreement, the Subordination Agreements and any other documents executed by or on behalf of the Company or a Guarantor in connection herewith or therewith.

                  Master  Agreement:  shall  mean that  certain  ISDA  Master
                  -----------------
Agreement dated as of May 22, 2001 entered into between the Company and the Bank.

                  Material Adverse Change: shall mean a material adverse change
                  -----------------------
in the business, operations, results of operations, assets, liabilities or financial condition of the Company, a Subsidiary or the Collateral, in each case as may be reasonably determined by the Bank in its sole discretion.

                  Maturity Date: shall mean the date that all or a portion of
                  -------------
the outstanding principal balance of a Loan is due and payable pursuant to the terms hereof which shall include without limitation the Termination Date, each Installment Payment Date and the final maturity date of a Term Loan.

                  Multiemployer  Plan:  shall mean a Plan  described  in Section
                  -------------------
4001(a)(3) of ERISA which covers employees of the Company or an ERISA Affiliate.

                  Note or Notes:  shall mean, collectively, the Revolving Credit
                  -------------
Note and the Term Note.

                  Officers'  Certificate:  shall  mean a  certificate  signed
                  ----------------------
in the name of the Company or any Guarantor by its President, or one of its Vice Presidents, and by its Treasurer or Secretary.

                  PBGC:  shall mean the Pension Benefit  Guaranty  Corporation
                  ----
established  pursuant to Subtitle A of Title IV of ERISA.

                  Permitted Acquisitions: shall mean an acquisition, by the
                  ----------------------
Company or any Subsidiary, of a Person within the same line of business as the Company or its Subsidiaries by: merger, consolidation, purchase of a voting majority of the stock of another Person, purchase of all or substantially all of the assets of another Person or purchase of all or substantially all of the assets of a division or other operating component of another Person (an "Acquisition") if all of the following conditions are met:

                  (i) The Cash Compensation does not exceed $750,000.00 per Acquisition, and not more than $2,000,000.00 in the aggregate for Acquisitions within any fiscal year;

                  (ii) The Bank shall have received a set of projections setting forth in reasonable detail the pro forma effect of such Acquisition and showing compliance by the Company and its Subsidiaries with all covenants set forth in this Agreement for the next succeeding year. The projections to be delivered hereunder shall include and specify the assumptions used to prepare such projections regarding growth of sales, margins on sales and cost savings resulting from such Acquisition;

                  (iii) The Bank shall have received a certificate signed by the chief financial officer of the Company to the effect that (and including calculations indicating that) on a pro forma basis after giving effect to such
Acquisition: (a) all representations and warranties contained in the Loan Documents will remain true and correct except those, if any, made as of a specific time which shall have been true and correct when made, (b) the Company is in compliance with and will remain in compliance with all covenants contained in the Loan Documents, and (c) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of such Acquisition;

                  (iv) Such Acquisition, in the case of a corporation being acquired, has been (a) approved by the board of directors of such corporation which is the subject of such Acquisition, (b) recommended for approval by such board to the shareholders of such corporation and subsequently approved by such shareholders as required under applicable law or the by-laws or the certificate of incorporation of such corporation or (c) otherwise agreed to by all shareholders of such corporation; and

                  (v) The Company has timely delivered the information required pursuant to Section 5.1 hereof.

                  Person: shall mean and include an individual, a partnership, a
                  ------
firm, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

                  Plan: shall mean any plan referred to in Section 4021(a) of
                  ----
ERISA in respect of which the Company, a Subsidiary or an ERISA Affiliate is an "employer" or a "substantial employer" as said terms are defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively.

                  Post Default Rate: shall mean at any time a rate of interest
                  -----------------
equal to four (4%) percent per annum in excess of the otherwise applicable rate.

                  Prime Rate: shall mean the variable per annum rate of interest
                  ----------
so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

                  Prohibited Transaction: means any transaction set forth in
                  ----------------------
Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

                  PsyMedex:  means PsyMedex, Inc., a Subsidiary of Creative
                  --------
Socio-Medics Corp.

                  Reportable Event:  shall mean any of the events set forth in
                  ----------------
Section 4043(b) of ERISA.

                  Requirement of Law: shall mean, with respect to any Person,
                  ------------------
articles of organization, the certificate of limited partnership, partnership agreement, charter and by-laws, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon or affecting any such Person or any of its property or to which such Person or any of its property is subject.

                  Revolving Credit Loan:  shall have the meaning assigned in
                  ---------------------
Section 2.2 hereof.

                  Revolving Credit Note:  shall have the meaning assigned in
                  ---------------------
Section 2.3 hereof.

                  Seller Notes:  shall have the meaning set forth in the
                  ------------
definition of Cash Compensation.

                  Security Agreements:  shall have the meaning assigned in
                  -------------------
Section 4.1(b) hereof.

                  Subordinated Debt:   shall mean indebtedness subordinated on
                  ------------------
terms acceptable to the Bank.

                  Subordination Agreements:  shall have the meaning assigned in
                  ------------------------
Section 4.1(e).

                  Subsidiary: shall mean any corporation, association,
                  ----------
partnership, joint venture or other business entity of which the Company, directly or indirectly, either (a) in respect of a corporation, owns or controls 50% or more of the outstanding stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether or not a class or classes shall or might have voting power by reason of the happening of any contingency, or (b) in respect of an association, partnership, joint venture or other business entity, either (i) owns 50% or more of the ownership interests therein or (ii) is otherwise entitled to share in 50% or more of the profits and losses, however determined, including (without limitation) any Subsidiary of a Subsidiary.

                  Taxes: shall mean any federal, state, local or foreign income,
                  -----
sales, use, transfer, payroll, personal, property, occupancy, franchise or other tax, levy, impost, fee, imposition, license fee, assessment or similar charge, together with any interest or penalties thereon.

                  Term Loan:  shall mean the term loan  made pursuant to Section
                  ---------
 2.6 hereof.

                  Term Note:  shall have the meaning assigned in Section 2.6
                  ---------
hereof.

                  Termination Date:  shall mean June 1, 2003.
                  ----------------

         1.2  Accounting Terms: Each accounting term not defined in this
              ----------------
Agreement, and each accounting term partly defined in this Agreement, to the extent not defined, shall have the meaning given to it under GAAP consistently applied.

                      SECTION 2: AMOUNT AND TERMS OF LOANS
                                 -------------------------

         2.1 Loans: Subject to the terms and conditions of this Agreement, the
             -----
Bank agrees to make Loans to the Company, whether Revolving Credit Loans or the Term Loan, as provided for herein.

         2.2 Revolving Credit Commitment: Subject to the terms and conditions
             ---------------------------
hereof, the Bank agrees to extend credit to the Company for its working capital needs by making loans (each such loan being hereinafter called a "Revolving Credit Loan") to the Company from time to time during the Commitment Period, provided that at any time the aggregate principal amount of the Revolving Credit Loans shall not exceed at any one time outstanding the lesser of $1,500,000.00 or the Borrowing Base (the "Commitment"). During the Commitment Period, the Company may use the Commitment for obtaining Revolving Credit Loans by borrowing, paying and prepaying in whole or in part and reborrowing, in accordance with the terms and conditions hereof.

         2.3 Revolving Credit Note: The Revolving Credit Loans made by the Bank
             ---------------------
pursuant to Section 2.2 hereof shall be evidenced by a promissory note of the Company, payable to the order of the Bank, substantially in the form of Exhibit A hereto, with blanks appropriately completed (the "Revolving Credit Note") representing the obligation of the Company to pay the aggregate unpaid amount of all Revolving Credit Loans made by the Bank plus interest. The Revolving Credit Note shall bear interest on the unpaid principal balance thereof from time to time outstanding at a rate per annum to be elected by the Company in accordance with the notice provisions set forth in Section 2.5 hereof, and in the case of LIBOR Rate Loans for Interest Periods of 1, 2 or 3 months as therein specified, equal to either (1) the LIBOR Rate plus 2.00% or (2) the Prime Rate. The Revolving Credit Note shall be dated the date of this Agreement, be payable to the order of the Bank and be stated to mature on the Termination Date. The Bank is hereby irrevocably authorized by the Company to enter on the schedule attached to the Revolving Credit Note the amount of each Revolving Credit Loan made by it, each payment thereon, and the other information provided for on such schedule; provided, however, that the failure to make any such entry with respect to any Revolving Credit Loan shall not limit or otherwise affect the obligation of the Company to repay the same and, in all events, the principal amount owing by the Company in respect to the Revolving Credit Note shall be the aggregate amount of all Revolving Credit Loans made by the Bank less all payments of principal thereon made by the Company. The Bank may attach one or more continuations to such schedule as and when required. The aggregate unpaid principal balance of the Revolving Credit Loans set forth on the schedule attached to the Revolving Credit Note shall be presumptive evidence of the principal amount owing and paid thereon.

         2.4 Post Closing Commitment Fees: The Company agrees to pay the Bank:
             ----------------------------
(i) a commitment fee of 1/2 of 1% of the amount of the Commitment, payable on June 1, 2002, and (ii) a facility fee of 1/2 of 1% of the amount of the Commitment, payable annually on June 1, 2002 and each anniversary thereafter, up to and including, the Termination Date.

         2.5 Procedure for Borrowing: The Company may borrow under the
             -----------------------
Commitment during the Commitment Period on any Business Day by giving the Bank irrevocable notice of a request for a Revolving Credit Loan hereunder one (1) Business Day before a proposed borrowing, or three (3) Business Days if the Revolving Credit Loan will be a LIBOR Rate Loan, or continuation, setting forth
(i) the amount of the Loan request, which shall, in the case of LIBOR Rate Loans, not be less than Two Hundred Fifty Thousand ($250,000.00) Dollars and integral multiples of One Hundred Thousand ($100,000.00) Dollars in excess thereof, and, in the case of Fluctuating Rate Loans, not be less than One Hundred Thousand ($100,000.00) Dollars and integral multiples of One Hundred Thousand ($100,000.00) Dollars in excess thereof, (ii) whether the Revolving Credit Loan shall be a Fluctuating Rate Loan or a LIBOR Rate Loan, (iii) the requested Interest Period commencement date, and (iv) the length of the Interest Period therefor which shall not extend beyond the Termination Date. Such notice shall be written (including, without limitation, via facsimile transmission) and shall be sufficient if received by 1:00 p.m. on the date on which such notice is to be given. Unless notification is otherwise furnished by the Company to the Bank (in a manner consistent with the requirements of this Section 2.5), Loans will be made by credits to the Company's demand deposit account maintained with the Bank upon compliance with the requirements of this Agreement. If the Company furnishes such notice but no election is made as to the Interest Period to be applicable thereto, the Loan will automatically then be made as a Fluctuating Rate Loan until such required information is furnished pursuant to the terms hereof.

         2.6 Term Loan. Subject to the terms hereof, the Bank agrees to make a
             ---------
term loan to the Company on the date hereof in the principal amount of Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollars for a term of five (5) years (the "Term Loan"). The Term Loan shall be evidenced by a promissory note of the Company substantially in the form of Exhibit B hereto with appropriate insertions (the "Term Note") and dated the date of the Term Loan. The principal amount of the Term Note shall be payable in sixty (60) consecutive monthly installments, the first fifty-nine (59) of which shall each be in the amount of $41,666.00, and the final installment to be in the amount equal to the then unpaid principal balance, payable on the first day of each month commencing on the first such day to occur after the date of the Term Loan until the entire unpaid principal balance of the Term Note together with all interest accrued and unpaid shall be paid in full. The Term Note shall bear interest on the unpaid principal amount thereof from time to time outstanding at a rate per annum, to be elected at least three (3) days prior to the date of the Term Loan and thereafter in accordance with the notice provisions set forth in
Section 2.7 hereof, and in the case of LIBOR Rate Loans for Interest Periods of 1, 2 or 3 months as therein specified, equal to either (y) the LIBOR Rate plus 2.50%, which may be swapped into a fixed rate equivalent for the term of the Term Loan in accordance with the Master Agreement, or (z) the Prime Rate.

         2.7 Continuation and Conversion of Loans: The Company shall have the
             ------------------------------------
right at any time on prior irrevocable written notice to the Bank (i) to continue any Loan into a subsequent Interest Period and (ii) to convert any Loan into another type of Loan permitted by this Agreement (specifying, in the case of LIBOR Rate Loans, the Interest Period to be applicable thereto), subject to the following:

                  (a) in the case of a conversion of less than all of the outstanding Loans, the aggregate principal amount of Loans converted shall not be less than the minimum amounts and multiples thereof specified in Section 2.5 hereof; and

                  (b) no Loan (other than a Fluctuating Rate Loan) shall be converted at any time other than at the end of an Interest Period applicable thereto.

         In the event that the Company shall not give notice to continue a Loan into a subsequent Interest Period, such Loan (unless prepaid) shall automatically be converted into a Fluctuating Rate Loan. The Interest Period resulting from a conversion shall be specified by the Company in the irrevocable notice delivered by the Company pursuant to this Section and Section 2.5 hereof; provided, however, that, if such notice does not specify the Interest Period to be applicable thereto, the Loan shall automatically be converted into, or continued as, as the case may be, a Fluctuating Rate Loan until such required information is furnished pursuant to the terms hereof. Notwithstanding anything to the contrary contained above, if an Event of Default shall have occurred and is continuing, no Loan may be continued into a subsequent Interest Period and no Fluctuating Rate Loan may be converted into a LIBOR Rate Loan.

         2.8      Payments:    (a)   Interest accrued on each Loan shall be
                  --------
payable, without duplication, on:

                           (i) the Maturity Date;

                           (ii) with respect to any portion of any Loan repaid or prepaid pursuant to this Agreement, the date of such repayment or prepayment, as the case may be; and

                           (iii) the first day of each month, commencing with the first such date following the date of the making of such Loans.

                  (b) All payments (including prepayments) to be made by the Company on account of principal or interest with respect to any Loan or on account of fees or any other obligations of the Company to the Bank hereunder shall be made to the Bank at the offices of the Bank set forth in Section 10.1 hereof, or at such other place as the Bank may from time to time designate in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments. If any payment to be so made hereunder, or under a Note, becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with such payment.

                  (c) If the entire amount of any required principal and/or interest payment is not paid in full within ten (10) days after the same is due, the Company shall pay to the Bank a late fee equal to five (5%) percent of the required payment.

                  (d) All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after default, payments will be applied to the obligations of the Company to the Bank as the Bank determines in its sole discretion.

         2.9 Interest: (a) The interest rate applicable to each Note, while a
             --------
fluctuating rate is in effect, shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective on the day on which such change is adopted.

                  (b) Interest on the Loans shall be computed on the basis of a year of three hundred sixty (360) days for actual days elapsed (including the first but excluding the last) occurring in the period for which payable.

                  (c) Upon default (whether or not the Bank has accelerated payment hereunder),or after maturity or after judgment has been rendered, the Company's right to select pricing options shall cease, the unpaid principal of all Loans, shall bear interest (payable on demand, and in any event on the first day of each month, and computed daily on the basis of a 360-day year for actual days elapsed) at the Post Default Rate.

                  (d) All agreements between the Company and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Notes or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the Notes exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Notes shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Company and the Bank in the execution, delivery and acceptance of the Notes to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Company and the Bank.

         2.10 Optional Prepayments: (a) Subject to the provisions of (b) below
              --------------------
and the provisions of Section 2.14 hereof, the Company may at its option at any time or from time to time prepay a Loan in whole or in part, without premium or penalty, upon at least one (1) Business Day prior written notice to the Bank specifying the date and the amount of prepayment. Partial prepayments shall be in the amount of Two Hundred Fifty Thousand and 00/100 ($250,000.00) Dollars or an integral multiple thereof and each prepayment shall be made together with interest accrued thereon to and including the date of prepayment. The Company may not prepay any Loan (other than a Fluctuating Rate Loan) prior to the last day of the Interest Period therefor. Any partial prepayment of the Term Loan shall be applied to the last maturing installments in inverse order of their respective maturities.

                  (b) The Company shall have the right to prepay LIBOR Rate Loans in accordance with Section 2.14 hereof and upon payment of all of the amounts due pursuant to Section 2.14 hereof.

         If by reason of an Event of Default the Bank elects to declare a Note to be immediately due and payable, then any amounts due pursuant to Section 2.14 hereof with respect to such Note shall become due and payable in the same manner as though the Company had exercised such right of prepayment.

         2.11 Mandatory Payments: If at any time prior to the Termination Date
              ------------------
or the maturity of the Revolving Credit Note, the aggregate unpaid principal balance of the Revolving Credit Loans is in excess of the Borrowing Base, the Company shall immediately make a prepayment of principal on the Revolving Credit Note, in a principal amount equal to such excess, together with accrued interest on such amount being prepaid to the date of such prepayment. If the aggregate principal amount of the Revolving Credit Loans exceeds the amount permitted by
Section 2.2 hereof, the Revolving Credit Loans shall be immediately prepaid in the amount of such excess.

         2.12 Regulatory Capital Requirements: If any existing or future law,
              -------------------------------
regulation, or guideline or the interpretation thereof by any court or administrative or Governmental Authority charged with the administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, imposes, modifies, deems applicable or results in the application of any capital maintenance, capital ratio or similar requirement against loan commitments made by the Bank (or participations therein) or the Bank in anticipation of the effectiveness of any capital maintenance, capital ratio or similar requirement takes reasonable action to enable itself to comply therewith, and the result thereof is to impose upon the Bank or increase any capital requirement applicable as a result of the making or maintenance of the Commitment or participations therein (which imposition of or increase in capital requirements may be determined by the Bank's reasonable allocation of the aggregate of such capital impositions or increases) then, upon demand by the Bank, the Company shall immediately pay to the Bank from time to time as specified by the Bank additional commitment fees which shall be sufficient to compensate the Bank for such impositions of or increase in capital requirements, together with interest on each such amount from the date demanded until payment in full thereof at the rate provided in this Agreement with respect to commitment fees not paid when due. A certificate setting forth in reasonable detail the amounts necessary to compensate the Bank as a result of an imposition of or increase in capital requirements submitted by the Bank to the Company shall be conclusive, absent manifest error or bad faith, as to the amount thereof.

         2.13 Increased Costs. If the Bank determines that the effect of any
              ---------------
applicable law or government regulation, guideline or order or the interpretation thereof by any Governmental Authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Company will pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this Section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this Section 2.13 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Company shall pay any amounts so certified to it by such Bank within ten (10) days of receipt of any such certificate. For purposes of this Section 2.13 all references to a "Bank" shall be deemed to include any participant in the Bank's Commitment and/or the Loans.


         2.14 Indemnities. The Company may prepay a LIBOR Loan only upon at
              -----------
least three (3) Business Days prior written notice to the Bank (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Loan. The Company shall pay to the Bank, upon request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by the Company to borrow a LIBOR Loan on the date specified by the Company's written notice; (iii) any failure by the Company to pay a LIBOR Loan on the date for payment specified in the Company's written notice. Without limiting the foregoing, the Company shall pay to the Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to the Bank upon the prepayment of a LIBOR Loan. Each reference in this paragraph to "LIBOR Rate Election" shall mean the election by the Company of the LIBOR Rate. If by reason of an Event of Default, the Bank elects to declare the Notes to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Loan shall become due and payable in the same manner as though the Company had exercised such right of prepayment.

         A certificate as to any additional amounts payable pursuant to this
Section 2.14 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Company shall pay any amounts so certified to it by such Bank within ten (10) days of receipt of any such certificate. For purposes of this Section 2.14, all references to the "Bank" shall be deemed to include any participant in the Commitment or the Term Loan.

         2.15 Change in Legality: (a) Notwithstanding anything to the contrary
              ------------------
herein contained, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for a Bank to make or maintain any LIBOR Rate Loan, then, by written notice to the Company, the Bank may:

                           (i) declare that LIBOR Rate Loans will not thereafter be made by such Bank hereunder, whereupon the Company shall be prohibited from requesting LIBOR Rate Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and

                           (ii) require that all outstanding LIBOR Rate Loans made by it be converted to Fluctuating Rate Loans, in which event (x) all such Loans made by such Bank shall be automatically converted to Fluctuating Rate Loans as of the effective date of such notice as provided in paragraph (b) below and (y) all payments and prepayments of principal which would otherwise have been applied to repay the converted LIBOR Rate Loans shall instead be applied to repay the Fluctuating Rate Loans resulting from the conversion of such Loans.

                           (b) For purposes of this Section 2.15, a notice to the Company by the Bank pursuant to paragraph (a) above shall be effective on the day of receipt by the Company and (ii) for purposes of this
Section 2.15 all references to a "Bank" shall be deemed to include any participant in the Commitment and/or the Loans.

         2.16 Use of Proceeds: The Company hereby covenants and agrees that the
              ---------------
proceeds of the Revolving Credit Loan will be used for working capital support. Up to $750,000.00 of the proceeds of the Term Loan will be used to research and develop software systems upgrades to meet project requirements in California, the balance of the Term Loan proceeds shall be used to partially fund Permitted Acquisitions.

                           SECTION 3: REPRESENTATIONS
                                      ---------------

         In order to induce the Bank to enter into this Agreement and to make the Loans herein provided for, the Company hereby represents and warrants to the Bank that:

         3.1      Financial Condition.
                  -------------------

                  (a) The balance sheet of the Company and its Subsidiaries as at December 31, 2000 and the related statements of income, retained earnings and cash flows for the fiscal year ended on such date, audited by Richard A. Eisner & Company, CPAs, copies of which certified statements have heretofore been furnished to the Bank, are complete and correct and present fairly the financial condition of the Company and its Subsidiaries for the fiscal year then ended. Such certified financial statements, including schedules and notes thereto, have been prepared in accordance with GAAP. Neither the Company nor any of its Subsidiaries has any material contingent obligations, contingent liabilities or liabilities for taxes, long-term leases or unusual forward or long-term commitments, which are not reflected in the foregoing certified statements or in the notes thereto. Since the date of the aforementioned financial statements, there has been no material adverse change in the business, operations, assets or financial or other condition of the Company or any Subsidiary.

         3.2      Subsidiaries:  The  Company  does not have any  Subsidiaries,
                  ------------
other than Creative Socio-Medics Corp., a Delaware corporation. Creative Socio-Medics Corp. does not have any Subsidiaries, other than PsyMedex.

         3.3 Existence: The Company and each of its Subsidiaries is a
             ---------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own its assets and to transact the business in which it is presently engaged and as proposed to be conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or the transaction of its business makes such qualification necessary.

         3.4 Authority: The execution, delivery and performance of this
             ---------
Agreement, the borrowings hereunder and the execution and delivery of the Loan Documents and all other documents executed in connection with this Agreement by the Company and the Guarantors have been duly authorized by all requisite corporate action. No consent or approval of stockholders or members or consent, approval, license or authorization of, or registration or declaration with, any governmental or administrative authority, instrumentality, bureau or agency is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Loan Documents.

         3.5 Binding Agreements: This Agreement and the other Loan Documents to
             ------------------
which it is a party constitute the valid and legally binding obligations of the Company and the Guarantors (as applicable) enforceable in accordance with their respective terms except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights.

         3.6 Litigation: There are no actions, suits, proceedings or
             ----------
investigations pending or, to the best knowledge of the Company, threatened by or against the Company or its Subsidiaries at law or in equity (whether or not purportedly on behalf of the Company or any Subsidiary) before or by any Federal or state court, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which (x) call into question the enforceability or validity of, or (y) individually or together with such actions, suits, proceedings and investigations, if adversely determined, would, in the aggregate, cause a Material Adverse Change, or the ability of the Company or the Subsidiaries to perform their respective obligations under this Agreement or any Loan Document. To the best of its knowledge, neither the Company nor any Subsidiary is in default with respect to any order, decree or judgment of any court, arbitrator or Governmental Authority, bureau or agency.

         3.7 No Conflicting Law or Agreements: There is no charter, by-law or
             --------------------------------
provision of any preferred stock of the Company or any Subsidiary, and no provision of any existing mortgage, indenture, contract, shareholder agreement or other agreement binding on the Company or any Subsidiary or affecting their respective properties, nor is there any existing statute, rule, regulation, judgment, decree or order applicable to the Company or any Subsidiary binding thereon or affecting the property thereof which would conflict with, result in a breach of or constitute a default thereunder or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement or the Loan Documents, or which would result in the creation or imposition of, or the obligation to create, any Lien upon the property thereof. Neither the Company nor any Subsidiary is a party to any contract or agreement or subject to any charge or other corporate restriction which materially adversely affects its business, property, assets or financial condition.

         3.8 No Authorization: No authorization or approval or other action by,
             ----------------
and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Company or any Guarantor of this Agreement or any other of the Loan Documents.


         3.9 Compliance with Applicable Laws: Neither the Company nor any
             -------------------------------
Subsidiary is in default under any judgment, order, writ, injunction, decree or decision of any Governmental Authority applicable to the Company or any Subsidiary. The Company and the Subsidiaries are in compliance in all material respects with all statutes and regulations of all Governmental Authorities.

         3.10 Governmental Regulations: Neither the Company nor any Subsidiary
              ------------------------
is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, and the Company is not subject to any statute or regulation which prohibits or restricts the incurrence of Debt for borrowed money under this Agreement or the Notes, including, without limitation, statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

         3.11 Federal Reserve Regulations; Use of Proceeds: Neither the Company
              --------------------------------------------
nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended ("Margin Stock"). No part of the proceeds of the Loans will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the Loans will be used, directly or indirectly, in whole or in part, for the purpose of purchasing or carrying any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

         3.12 Contingent Liabilities: Neither the Company nor any Subsidiary is
              ----------------------
liable, directly or indirectly, in connection with the obligations, stock or dividends of any other Person, whether by guarantee, endorsement, agreement to supply or advance funds, agreement to purchase or repurchase goods or services whether or not such goods or services are actually acquired, or otherwise.

         3.13 Title to Properties: The Company and its Subsidiaries have valid
              -------------------
leases on or good and marketable title to their respective properties and assets including the properties and assets reflected in the balance sheets described in
Section 3.1 hereof. Such properties and assets are not subject to any Lien except as reflected in the financial statements described in Section 3.1 hereof and are all the properties and assets necessary to the business of the Company and its Subsidiaries as presently conducted and as proposed to be conducted.

         3.14 Taxes: The Company and its Subsidiaries have filed or have
              -----
obtained extensions for the filing of, all Federal, state and other tax returns which are required to be filed and have paid or will pay all taxes shown as due. All the tax liabilities of the Company and the Subsidiaries are adequately provided for as of the date hereof. Neither the Company nor any Subsidiary has received any notice from the Internal Revenue Service or any other taxing authority proposing additional taxes.

         3.15 Default: No Default or Event of Default has occurred and is
              -------
continuing, nor will occur as the result of the consummation of the transactions contemplated hereby and neither the Company nor any Subsidiary is in default in any material respect in the observance or performance of any of the covenants, terms or conditions of any agreement or instrument to which it is a party.

         3.16 No Burdensome Agreements: Neither the Company nor any Subsidiary
              ------------------------
is a party to any agreement or instrument nor is subject to any Requirement of Law, or any restriction under its certificate of incorporation or by-laws which materially adversely affects the business, properties, assets, operations or financial condition of the Company or any Subsidiary.

         3.17 ERISA: The Company and each ERISA Affiliate are in compliance in
              -----
all material respects with all applicable provisions of ERISA, the violation of which would cause a Material Adverse Change. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer a Plan, nor has the PBGC instituted such proceedings; neither the Company nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4202 of ERISA from a Multiemployer Plan; the Company, the Subsidiaries and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan in accordance with the provisions of ERISA and the regulations thereunder for calculating the potential liability of the Company, any Subsidiary or any ERISA Affiliate to PBGC or the Plan under Title IV of ERISA; and neither the Company, any Subsidiary nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

         3.18 Places of Business: As of the date hereof, the principal place of
              ------------------
business and chief executive office of the Company and the Guarantors is the address set forth in Section 9.13, and the books and records of the Company and the Guarantors, and all chattel paper and all records of account are located at the principal place of business and chief executive office of the Company and the Guarantors.

         3.19 Absence of Certain Changes: Neither the Company nor any Subsidiary
              --------------------------
has, since the date of its formation, changed its name, operated or done business under any fictitious, trade or assumed name, been the surviving corporation or entity of a merger or consolidation or acquired all or substantially all of the assets of any Person except for name changes and assumed names disclosed in writing to the Bank.

         3.20     Security Documents:
                  ------------------

                  (a) The Company and the Guarantors own, and have full authority to pledge, assign and grant to the Bank a security interest in, the Collateral. The provisions of the Security Agreements are effective to create in favor of the Bank a legal, valid and enforceable security interest in all right, title and interest of the Company and the Guarantors in the Collateral except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability (where enforcement is sought by proceedings in equity or law). The financing statements which have been filed in all appropriate offices and the Security Agreements constitutes and creates a fully perfected first priority security interest in all right, title and interest of the Company and the Guarantors in the Collateral, superior in right to any other Liens, existing or future, which any Person may have against the Collateral.

                  (b) Schedule 3.20(b) contains a true and complete list and accurate description of all real property owned by the Company and the Guarantors, of all leasehold interests of the Company and the Guarantors in all real property leased by the Company and the Guarantors and of the leases related thereto including the landlord and owner of such real property and an accurate description of same.

         3.21 Environmental Matters: The Company and its Subsidiaries have
              ---------------------
complied in all material respects with all applicable Environmental Laws, including, without limitation, the financial responsibility requirements contained in CERCLA and any analogous state law. Neither the Company nor its Subsidiaries manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants in violation of any Environmental Law or any other applicable law. To the best knowledge of the Company, there are no known conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Company or tenants thereof which may give rise to any Environmental Liabilities. Neither the Company nor its Subsidiaries is a party to, nor has the Company or any Subsidiary received written notice or otherwise learned of any Environmental Proceeding against it, and neither the Company nor any Subsidiary is subject to any threatened or actual Environmental Liability.

         3.22 Labor Matters: Neither the Company nor any Subsidiary is engaged
              -------------
in any unfair labor practice. There is (i) no unfair labor practice complaint pending against the Company or any Subsidiary, nor, to the best knowledge of the Company, threatened against the Company or any Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending against the Company or any Subsidiary, or to the best of its knowledge, threatened against the Company or any Subsidiary and (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or any Subsidiary or, to the best knowledge of the Company, threatened against the Company or any Subsidiary.

         3.23 Inventory and Records Locations: There is no jurisdiction in which
              -------------------------------
the Company or any Guarantor has any assets other than those jurisdictions listed on Schedule 3.20(b) and those jurisdictions in which assets are located on a temporary basis in the ordinary course of business.

         3.24 Intellectual Property: The Company and each Guarantor possesses or
              ---------------------
has the right to use all franchises, copyrights, patents, trademarks, trademark rights, trade names rights, permits, licenses and other rights as are necessary for the conduct of its business as presently conducted and as proposed to be conducted. Schedule 3.24 attached hereto sets forth (a) all of the federal, state and foreign registrations of trademarks and of other marks, trade names or other trade rights of the Company and each Guarantor and all pending applications for any such registrations, (b) all of the patents and copyrights of the Company and each Guarantor and all pending applications therefor and (c) all other trademarks and other marks, trade names and other trade rights used by the Company and each Guarantor in connection with its business (collectively, the "Proprietary Rights"). The Company and each Guarantor is the owner of each of the Proprietary Rights listed on Schedule 3.24 indicated as owned by them and no other person, firm, corporation or association has the right to use any of such marks in commerce. Each registered Proprietary Right of the Company and each Guarantor listed on Schedule 3.24 has the corresponding registration number and date set forth on Schedule 3.24. The Proprietary Rights listed on Schedule
3.24 are all those used in the business of the Company and each Guarantor. No person has a right to receive any royalty or similar payment in respect of any such Proprietary Rights pursuant to any contractual arrangements entered into by the Company and each Guarantor, and no person otherwise has a right to receive any royalty or similar payment in respect of any such Proprietary Rights. Neither the Company nor any Guarantor has granted any license or sold or otherwise transferred any interest in any of the Proprietary Rights to any other Person. To the best of the Company's knowledge, the use of the Proprietary Rights by the Company or any Guarantor is not infringing upon or otherwise violating the rights of any third party in or to such Proprietary Rights, and no proceedings have been instituted against or notices received by the Company or any Guarantor that are presently outstanding alleging that the use of their Proprietary Rights infringes upon or otherwise violates the rights of the Company or any Guarantor in any of the Proprietary Rights. All of the Proprietary Rights of the Company and the Guarantors are valid and enforceable rights of the Company and the Guarantors and will not cease to be valid and in full force and effect by reason of the execution and delivery of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

         3.25 No Misrepresentations: No representation or warranty contained
              ---------------------
herein or in any of the other Loan Documents, and no document, certificate or report furnished or to be furnished by the Company or any Guarantor in connection with the transactions contemplated hereby and thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements herein or therein contained not misleading in the light of the circumstances under which made.

                         SECTION 4: CONDITIONS TO LOANS
                                    -------------------

         4.1 Conditions to the Initial Revolving Credit Loan and the Term Loan:
             -----------------------------------------------------------------
The obligation of the Bank to make the initial Revolving Credit Loan and the Term Loan hereunder is subject to compliance with the following conditions precedent to the satisfaction of the Bank.

                  (a) Notes: There shall have been delivered to the Bank the
                      -----
Revolving Credit Note and the Term Note in proper form duly executed by the Company and payable to the order of the Bank in the forms of Exhibit A and Exhibit B, respectively, annexed hereto with blanks appropriately completed.

                  (b) Security Agreements: There shall have been delivered to
                      -------------------
the Bank: the continuing general security agreement of the Company and each Guarantor on the Bank's standard form covering the personal property of the Company as set forth therein; and the trademark and copyright security agreement of the Company and each Guarantor (collectively, the "Security Agreements") together with:

                           (i) security agreement questionnaire executed by the
Company and each Guarantor,

                           (ii) landlord waivers executed by each landlord of
any location at which the Company or any Guarantor has equipment or inventory valued at greater than $100,000.00,

                           (iii) UCC-1 financing statements filed in the
appropriate jurisdictions executed by the Company and each Guarantor, as debtor, and the Bank, as secured party, covering the Bank's security interest in all personal property of the Company and each Guarantor,

                           (iv) UCC searches in all appropriate jurisdictions
for the Company and each Guarantor, and

                           (v) Trademark and Copyright searches in all
appropriate jurisdictions for the Company and each Guarantor.

                  (c) Insurance: There have been delivered to the Bank true and
                      ---------
correct copies of certificates of insurance, with a responsible insurance carrier having a rating by A.M. Bests of A or better acceptable to the Bank, listing the Bank as loss payee and providing 30 days' notice of cancellation together with evidence of the payment of premiums therefor.

                  (d) Guaranties: There shall have been delivered to the Bank
                      ----------
the guaranties of the Guarantors on the Bank's standard form.

                  (e) Subordination Agreements: There shall have been delivered
                      ------------------------
to the Bank the Agreements of Subordination and Assignment (collectively, the "Subordination Agreements") subordinating any Seller Notes together with any loans from the Subsidiaries, Affiliates or shareholders of the Company to the Company.

                  (f) Borrowing Base Certificate: There shall have been
                      --------------------------
delivered a borrowing base certificate in form and detail acceptable to the Bank.

                  (g) Opinion of Counsel: There shall have been delivered to the
                      ------------------
Bank an opinion of counsel to the Company and the Guarantors dated the date of this Agreement in all respects satisfactory to the Bank and its counsel.

                  (h) Certified Copies and Other Documents: There shall have
                      ------------------------------------
been delivered to the Bank such certificates and other documents relating to the Company and each Guarantor with respect to the matters herein contemplated as the Bank may request, including but not limited to:

                           (i) Certificate of good standing from the Secretary
of State of Delaware and certificates of authority to do business from each other jurisdiction in which the Company conducts business;

                           (ii) Certificate of incorporation certified by the
Delaware Secretary of State;

                           (iii) An Officers' Certificate dated the date of this
Agreement certifying, (w) true and correct copies of the by-laws as in effect on the date of adoption of the resolutions referred to in (x) of this subsection
(iii), (x) true and correct copies of resolutions adopted by the board of directors (1) authorizing respectively, the borrowings from the Bank hereunder, the execution and delivery of this Agreement, the Guaranty and the Loan Documents (as the case may be) and the performance of its respective obligations under this Agreement and the Loan Documents to which each is a party and the granting of the lien and security interest contemplated thereby, (2) approving forms in substantially execution form of this Agreement, the Guaranty and the Loan Documents to which each is a party, and (3) authorizing officers to execute and deliver this Agreement, the Guaranty and the Loan Documents and any related documents, (y) the incumbency and specimen signatures of the officers executing any documents delivered to the Bank in connection with the Loans, and, in the case of any Guarantor, (z) the unanimous shareholders' consent of all the shareholders of such Guarantor entitle to vote.

                  (i) Asset Audit: The Bank shall have received or performed an
                      -----------
asset audit at the Company's expense, covering the Assets of the Company and the Guarantors, which shall be acceptable in all respects to the Bank, not later than forty-five (45) days from the date hereof.

                  (j) Cash Available: The Bank shall have received evidence
                      --------------
acceptable to the Bank that, simultaneously with the funding of the Term Loan hereunder, the Company has available in its account with the Bank not less than $1,000,000.00.

                  (k) Job Status Report: The Bank shall have received a Job
                      -----------------
Status Report (as defined in Section 5.1(f) hereof, dated as of March 31, 2001.

                  (l) Fees: The Company shall have paid a portion the Bank's
                      ----
commitment fees: for the Revolving Credit Loans in the amount of $7,500.00 and for the Term Loan in the amount of $25,000.00 together with the fees and disbursements of the Bank's counsel.

                  (m) SWAP Documents: There shall have been delivered to the
                      --------------
Bank a duly executed Master Agreement, W-9 Form, Secretary's Certificate, opinion of counsel and UCC-1 financing statements.

                  (n) Other Documents: The Bank shall have received such other
                      ---------------
documents as the Bank shall reasonably require.

         4.2      Condition to All Loans:  The  obligation of the Bank to make
                  ----------------------
each  subsequent  Loan  hereunder is subject to:

                  (a) Compliance Certificate: Receipt by the Bank of a
                      ----------------------
certificate, dated the date of each Loan, to the effect that:

                           (i) the Company has complied with all the terms,
covenants and conditions of this Agreement and the Loan Documents to which it is a party;

                           (ii) there exists no Default or Event of Default; and

                           (iii) the representations and warranties contained in
Section 3 hereof are true and correct, on the proposed borrowing date, both prior and after giving effect to the requested Loan.

                  (b) Material Adverse Change: The Company shall not have had a
                      -----------------------
Material Adverse Change since the later of the date of this Agreement or the last borrowing date hereunder.

         4.3 Approval of Bank's Counsel: All of the documentation specified in
             --------------------------
Sections 4.1 and 4.2 shall be in form and substance satisfactory to the Bank and their counsel and all legal matters incident to the Loans hereunder shall be satisfactory to counsel to the Bank.

                        SECTION 5: AFFIRMATIVE COVENANTS
                                   ---------------------

         The Company covenants and agrees that, so long as any Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder, and until the fulfillment of all obligations hereunder, it will and it will cause its Subsidiaries to:

         5.1      Information:  Furnish to the Bank or cause to be furnished to
                  -----------
 the Bank:

                  (a) Promptly after filing with the Securities and Exchange Commission (the "SEC"), but not more than ninety (90) days after the close of each fiscal year, the annual financial statements of the Company (on a consolidated basis with the Subsidiaries) on form 10K, including a balance sheet with related statements of income, retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, together with all other reports filed with the SEC, all prepared in accordance with GAAP consistently applied and audited by a firm of independent certified public accountants acceptable to the Bank. Such financial statements shall be accompanied by a certificate of the President or chief financial officer of the Company demonstrating compliance with the financial covenants contained in Section 5.10 of this Agreement and to the effect that, having read this Agreement and the Loan Documents and based upon an examination which in the opinion of such officer was sufficient to enable such officer to make an informed statement, nothing came to such officer's attention which would cause such officer to believe that a Default or an Event of Default had occurred hereunder or thereunder, and, if so, stating the facts with respect thereto and whether the same has been cured prior to the date of such certificate, and, if not, what action is proposed to be taken with respect thereto.

                  (b) Promptly after filing with the SEC, but not more than forty-five (45) days after the close of the first three fiscal quarters of each fiscal year, the quarterly financial statements of the Company (on a consolidated basis with the Subsidiaries) on form 10Q, including its balance sheet with related statements of income, retained earnings and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year, together with all other reports filed with the SEC, all prepared in accordance with GAAP consistently applied and prepared by management and certified as true and correct by the President or chief financial officer of the Company. Such financial statements shall be accompanied by a certificate signed by the chief financial officer of the Company as specified in paragraph (1) above.

                  (c) Within 10 days of filing, an executed copy of the annual federal income tax returns of the Company and each Guarantor, inclusive of all schedules.

                  (d) Within 15 days after the end of each month, an accounts receivable aging schedule of the Company and the Guarantors in form and detail acceptable to the Bank.

                  (e) Within 15 days after the end of each month, a Borrowing Base Certificate of the Company and the Guarantors in form and detail acceptable to the Bank.

                  (f) Within 45 days after the end of each fiscal quarter of each fiscal year, a job status report of the Company and the Guarantors, covering projects totaling not less than 60% of the Company's and the Guarantor's current work in progress in the form and detail attached hereto as
Exhibit 5.1(f), in all respects acceptable to the Bank (a "Job Status Report").

                  (g) Prompt written notice if: (i) any obligation (other than an obligation under this Agreement) of the Company or any Subsidiary for borrowed money or for the deferred purchase price of any property is declared or shall become due and payable prior to its stated maturity, (ii) the holder of any note (other than the Notes), or other evidence of Debt, certificate or security evidencing any such obligation, has the right to declare such obligation due and payable prior to its stated maturity, or (iii) to the knowledge of any officer of the Company there shall occur and be continuing a Default or an Event of Default hereunder.

                  (h) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other order naming the Company or any Subsidiary as a party to any proceeding before any Governmental Authority which if adversely determined would have a material adverse effect on the business, financial condition or operations of the Company or any Subsidiary, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of a license, permit or other authorization issued to the Company or any Subsidiary by any Governmental Authority or Person, which lapse or other termination would have a material adverse effect on the property, business, profits or conditions (financial or otherwise) of the Company or any Subsidiary, (iii) any refusal by any Governmental Authority or Person to renew or extend such license, permit or other authorization, and (iv) any suit between the Company and any Governmental Authority or Person or formal demand made upon the Company by any Governmental Authority or Person which if adversely determined would cause a Material Adverse Change.

                  (i) Prompt written notice in the event that (i) the Company or any Subsidiary shall fail to make any payment when due and payable under any Plan or (ii) the Company or any Subsidiary shall receive notice from the Internal Revenue Service or the Department of Labor that it shall have failed to meet the minimum funding requirements of any Plan, and include therewith a copy of such notice.

                  (j) Copies of any request for a waiver of the funding standards or any extension of the amortization periods required by Sections 303 and 304 of ERISA, or Section 402 of the Code, promptly after any such request is submitted to the Department of Labor or the Internal Revenue Service, as the case may be.

                  (k) Promptly after a Reportable Event occurs which may result in a termination of a Plan, or the Company or any Subsidiary receives notice that the PBGC has instituted or intends to institute proceedings under Section 4042 of ERISA to terminate a Plan, a copy of any notice of such Reportable Event which is filed with the PBGC, or any notice delivered by the PBGC evidencing its institution of such proceedings or its intent to institute such proceedings, or any notice to the PBGC that a Plan is to be terminated, as the case may be.

                  (l) Promptly upon becoming aware of the occurrence of any Prohibited Transaction in connection with any Plan, a written notice specifying the nature thereof, what action the Company or any Subsidiary is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto.

                  (m) Promptly after the filing thereof, copies of each annual report required to be filed pursuant to Section 103 of ERISA and copies of any other reports required to be filed with respect to any Plan.

                  (n) At the time any officer of the Company obtains knowledge of any Default, the Company shall furnish to the Bank a certificate of the chief financial officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto.

                  (o) Promptly upon request therefor, such other information and reports relating to the financial condition and operations of the Company or any Subsidiary as the Bank at any time or from time to time may reasonably request.

For each financial statement, report, certificate, form or other document specified in this Section 5.1 (the "Reporting Documents") not received by the Bank by the required date specified in such Section (the "Delivery Date"), the Company shall pay the Bank a fee (the "Administrative Fee"), to compensate the Bank for its additional costs and administrative expenses associated with monitoring and insuring compliance with this Section. The Administrative Fee shall be equal to the amount set forth in the table below for the corresponding date of delivery:

           # of days after the Delivery Date           Administrative Fee
           ---------------------------------           ------------------

                      30-59                                $  250.00
                      60-89                                $  500.00
                      90 and more                          $1,000.00

The Company shall receive a credit for any amount of any Administrative Fee paid by any Guarantor. The imposition of the Administrative Fee shall not be deemed a waiver by the Bank of the timely receipt of the required Reporting Documents by the Delivery Date.

         5.2      Existence:  Preserve and maintain its corporate and its
                  ---------
rights, privileges and franchises.

         5.3 Payment of Obligations: Pay and discharge all taxes, assessments
             ----------------------
and governmental charges or levies imposed upon it or upon its income and profits, or upon any property belonging to it, prior to the date upon which penalties attach thereto.

         5.4 Insurance: Maintain insurance, at all times throughout the term of
             ---------
this Agreement, on its property with responsible insurance carriers having a rating by A.M. Bests of A or better acceptable to the Bank licensed to do business in the State of New York and in each jurisdiction in which the Company conducts business against such risks, loss, damage and liability (including liability to third parties) and in such amounts as is customarily maintained by similar businesses, including, without limitation, public liability and workers' compensation insurance, each such policy which shall name the Bank as additional insured and loss payee as its interests may appear and which shall require thirty (30) days prior notice to the Bank of cancellation or termination thereof and will file with the Bank within ten (10) days after request therefor a detailed list of such insurance then in effect, stating the names of the carriers thereof, the policy numbers, the insureds thereunder, the amounts of insurance, dates of expiration thereof and the property and risks covered thereby, together with a certificate of a duly authorized officer of the Company certifying that in the opinion of the management of the Company such insurance is adequate in nature and amount, complies with the obligations of the Company under this Section, and is in full force and effect.

         5.5 Payment of Indebtedness and Performance of Obligations: Pay and
             ------------------------------------------------------
discharge promptly all lawful claims for labor, materials and supplies or otherwise which, if unpaid, would cause a Material Adverse Change.

         5.6 Condition of Property: At all times, maintain, protect and keep in
             ---------------------
good repair, working order and condition, all property of the Company and its Subsidiaries used or required in connection with the proper conduct of the Company's or any Subsidiary's business, ordinary wear and tear excepted.

         5.7 Observance of Legal Requirements: Observe and comply in all
             --------------------------------
respects with all laws (including but not limited to ERISA), ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities which now or at any time thereafter may be applicable to the Company and its Subsidiaries, a violation of which would have a material adverse effect on the property, business, profits or conditions (financial or otherwise) of the Company or any Subsidiary.

         5.8 Books and Records; Field Audit: Keep proper books of record and
             ------------------------------
account in accordance with GAAP and permit the Bank or its duly authorized agents upon reasonable notice during normal business hours to examine its books and records and to conduct field audits at the Company's expense, provided however that so long as there is no default hereunder, the Company shall not have to pay for more than two field audits of the Company and each Subsidiary per year.

         5.9 Financial Requirements: Maintain (on a consolidated basis with the
             ----------------------
Subsidiaries) at all times during this Agreement, or at all times during the periods indicated below, the following financial requirements:

         (a) Equity. A minimum equity of not less than $9,000,000.00.
             ------

         (b)      Liabilities to Net Worth.  A maximum ratio of total
                  ------------------------
         liabilities to net worth of 1.50 to 1.00.

         (c) Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio, as
             ---------------------------
         hereinafter defined, of at least the following:

                  Fiscal Quarter Ending              Fixed Charge Coverage Ratio
                  ---------------------              ---------------------------
                  3/31/01                            1.75 to 1.0
                  6/30/01                            1.75 to 1.0
                  9/30/01                            1.75 to 1.0
                  12/31/01                           1.75 to 1.0
                  3/31/02 and thereafter             2.00 to 1.0

As used herein, Fixed Charge Coverage Ratio shall mean: (y) EBITDA (based on a rolling four quarters basis) less unfunded capital expenditures, capitalized software development costs, taxes and dividends, divided by (z) the sum of principal payments of debt made or scheduled to be made, plus interest expense.

                  (d) Funded Debt to EBITDA. A maximum ratio of Funded Debt to
                      ---------------------
         EBITDA (based on a rolling four quarters basis) of no greater than 2.25 to 1.00.

                  (e) Cash Reserve. A minimum aggregate Cash Reserve of not less
                      ------------
         than $500,000.00. For purposes of this covenant, Cash Reserve shall mean funds deposited in bank accounts (at all times not less than $300,000.00), money market accounts or certificates of deposit with maturities of not greater than six months.

                  (f)      No losses.  A net profit of at least $1.00 at the end
                           ---------
 of the each fiscal quarter.

         5.10 New Subsidiaries: Cause any Subsidiary formed after the date of
              ----------------
this Agreement to become a guarantor of all debts and obligations of the Company under this Agreement and cause such Subsidiary to execute an agreement, in form satisfactory to the Bank, subjecting it to the affirmative and negative covenants contained in this Agreement and the Security Agreements together with related security agreement questionnaires and UCC-1 financing statements.

         5.11 Environmental Compliance: The Company and each Subsidiary will
              ------------------------
operate all property owned or leased by it such that no Environmental Liability shall arise or continue to exist under any Environmental Law.

                          SECTION 6: NEGATIVE COVENANTS
                                     ------------------

         The Company covenants and agrees that, so long as any Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder, and until the fulfillment of all obligations hereunder, the Company shall not and shall not permit any Subsidiary to:

         6.1 Debt: Create, incur, assume or suffer to exist any Debt or
             ----
liability for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except for (i) Debt to the Bank, (ii) Debt inclusive of Capitalized Lease Obligations (but excluding Senior Notes) not to exceed $100,000.00 in the aggregate at any time and (iii) Senior Notes subordinate at all times to the Loans hereunder.

         6.2 Limitation on Liens: Create, incur, assume or permit to exist any
             -------------------
Lien upon, or any security interest in, any of its property or assets, whether now owned or hereafter acquired, except (i) liens in favor of the Bank; (ii) liens for taxes or assessments or other governmental charges or levies if not yet due and payable; (iii) liens imposed by law, such as mechanic's, materialman's, landlord's, warehouseman's and carrier's liens, and other similar liens securing obligations in the ordinary course of business which are not past due more than thirty (30) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained; (iv) liens, pledges or deposits under workers' compensation, unemployment insurance, social security or similar legislation; and (v) subject to the Debt limitations of Section 6.1 above, purchase money liens or security interests on any property hereafter acquired incurred in connection with any conditional sale or other title retention agreement or a financing lease, provided that any property subject to any of the foregoing is acquired by the Company in the ordinary course of its business as heretofore conducted and the lien or security interest on any such property attaches to such asset concurrently or within thirty (30) days after the acquisition thereof and that each such lien, encumbrance and security interest shall attach only to the property so acquired or a lien or security interest incurred in connection with any Capitalized Lease Obligation and the total obligations secured by all such liens and security interests shall not exceed the limit set forth in Section 6.1 above.

         6.3 Merger, Consolidation and Acquisition of Assets: Merge into or
             -----------------------------------------------
consolidate with any other Person, or permit any other Person to merge into it, or acquire all or substantially all the properties or assets of any other Person or become a partner of or venturer with any other Person, other than a Permitted Acquisition, provided further that not more than four (4) Permitted Acquisitions shall occur during any fiscal year.

         6.4 Sale, Transfer and Lease of Assets: Sell, transfer, lease or
             ----------------------------------
otherwise dispose of all or any part of its assets or property, except for inventory sold in the ordinary course of business and except for the sale or other disposition of assets no longer used or useful in the conduct of its business.

         6.5 Contingent Liabilities: Except for the guarantees in favor of the
             ----------------------
Bank, assume, guarantee, endorse, sell with recourse, contingently agree to purchase, discount, or otherwise become or remain liable with respect to any Debt, obligation or other liability of any other Person, or enter into any agreement for the purchase or other acquisition of any products, materials or supplies, or for transportation or for the payment for services, if in any such case payment therefor is to be made regardless of the non-delivery of the products, materials or supplies or the non-furnishing of the transportation or service except for the endorsement of negotiable instruments in the ordinary course of business.

         6.6 Obligation as Lessee: Enter into any arrangements with any Person
             --------------------
as an operating lessee of real or personal property, including machinery or equipment leases that do not in the aggregate require the Company and its Subsidiaries to make payments (including taxes, insurance, maintenance and similar expenses which the Company and its Subsidiaries is required to pay under the terms of any lease) in any fiscal year of the Company so as to exceed the Debt limitations described in Section 6.1 above.

         6.7 Investments; Loans: Purchase, acquire, exercise an option to
             ------------------
purchase or acquire, or own the assets, obligations, stock or any other interest of or in, or make loans or advances to, or investments in, any Person, whatsoever except for (i) investments in PsyMedex not greater than $500,000.00 in the aggregate, (ii) investments with the Bank or its affiliates upon the Bank's prior written consent, (iii) investments in certificates of deposit issued by banks with capital in excess of Two Hundred Million and 00/100 ($200,000,000.00) Dollars or (iv) direct obligations of the United States Government.

         6.8 Sale of Receivables; Sale-Leasebacks: Sell, discount or otherwise
             ------------------------------------
dispose of notes, accounts receivables or other obligations owing to the Company, with or without recourse, except for the purpose of collection in the ordinary course of business; or sell any asset pursuant to an arrangement to thereafter lease such asset form the purchaser thereof.

         6.9 Nature of Business: Change the general nature of its business or
             ------------------
the general manner of conducting its business.

         6.10 Dividends and Purchase of Stock: Declare or pay any dividends
              -------------------------------
either in cash or property (other than dividends payable in capital stock of the Company or its Subsidiaries) on any shares of any class of its capital stock or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Company or its Subsidiaries.

         6.11 No Lien Senior to or Equal to Loan Documents: Create or cause to
              --------------------------------------------
be created any lien or charge on any property subject to the security interests of the Loan Documents which is superior or equal to the liens or security interests of the Loan Documents.

         6.12 Transactions with Affiliates: Except in the ordinary course of and
              ----------------------------
pursuant to the reasonable requirements of the Company's, and upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's length transaction with a Person not an Affiliate, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate.

6.13 Change in Control. Permit a Change in Control, as hereinafter
     -----------------
defined, to occur. As used herein, Change in Control shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company or any Subsidiary; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company or any Subsidiary by Persons who were neither (i) nominated by the board of directors of the Company or such Subsidiary nor (ii) appointed by directors so nominated.

         6.14 Changes: Change its name without giving at least ten (10) Business
              -------
Days prior notice thereof to the Bank, make any material change in its business, or in the nature of its operations, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or, without the prior written consent of the Bank, convey, sell, assign, lease or otherwise dispose of, voluntarily or involuntarily, in one transaction or a series of transactions, all or any part of its business or property or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, other than as permitted or required herein).

         6.15 Capital Expenditures; Capitalized Leases: Expend in the aggregate
              ----------------------------------------
for the Company and all Subsidiaries in excess of the limitation described in
Section 6.1 above, including payments made on account of Capitalized Leases. For purposes of the foregoing, Capital Expenditures shall include payments made on account of deferred purchase price or on account of any indebtedness incurred to finance any such purchase price.

         6.16 Accounting Changes: Make, or permit any Subsidiary to make any
              ------------------
change in their accounting treatment or financial reporting practices except as required or permitted by GAAP in effect from time to time.

                          SECTION 7: EVENTS OF DEFAULT
                                     -----------------

         7.1 Events of Default: "Event of Default", wherever used herein, means
             -----------------
any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any agreement, decree or order of any court or any order, rule or regulation of any administrative or Governmental Authority):

                  (a) Default in the payment of the principal of or interest on a Note or in the payment of any amount payable pursuant to Sections 2.4, 2.12, 2.13, or 2.14; or

                  (b) Any representation or warranty made by the Company herein or any statement or representation made in any certificate, report or opinion delivered pursuant hereto shall prove to have been incorrect in any material respect when made; or

                  (c) Default in the due observance or performance of any covenant, condition or agreement to be observed or performed pursuant to Section 5.2, Section 5.9 or Section 6 hereof; or

                  (d) Default in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant hereto (other than a covenant, condition or agreement a default in the performance of which or a breach of which is elsewhere in this Section specifically dealt with) and such default shall remain unremedied for ten (10) consecutive calendar days after written notice shall have been given by the Bank; or

                  (e) Entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, (or other similar official) of the Company or of any substantial part of their properties, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

                  (f) The Company shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Company or any of its properties or assets; (ii) admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or if corporate action shall be taken by the Company for the purpose of effecting any of the foregoing; or

                  (g) Rendering against the Company of a final judgment, decree or order for the payment of money which judgment, decree or order and the continuance of such judgment, decree or order unsatisfied and in effect for a period of sixty (60) consecutive days without a stay of execution; or

                  (h) The Company shall default in any payment of principal of or interest on any Debt or obligation for borrowed money (other than the Notes) or for the deferred purchase price of property which Debt, obligation or purchase price or defaults in the performance of any other agreement, term or condition contained in any such obligation or in any agreement relating thereto, if the effect of such default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity; or

                  (i) Any of the following events occur or exist with respect to the Company or an ERISA Affiliate: (1) any Prohibited Transaction involving any Plan, (2) any Reportable Event shall occur with respect to any Plan, (3) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan, (4) any event or circumstance exists which might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings, or
(5) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Multiemployer Plan, and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Bank subject the Company to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or a combination thereof) which in the aggregate exceed or may exceed Twenty Five Thousand and 00/100 ($25,000.00) Dollars.

                  (j) Any Loan Document shall cease to be in full force and effect, a default shall occur thereunder or the Company or any Guarantor shall assert that it has no further obligation to the Bank thereunder; or

                  (k) Any event specified in subsections (e),(f), (g) or (h) shall occur with respect to any Subsidiary; or

                  (l) Default by the Company or any Subsidiary under any other agreement with the Bank; or

                  (m) A Material Adverse Change shall have occurred.

         Then, upon the happening of any of the foregoing Events of Default, the Commitment and the obligation of the Bank to make further Loans shall terminate, the principal of and accrued interest on the Notes shall become and be immediately due and payable upon declaration to that effect delivered by the Bank to the Company; provided, that, upon the happening of any event specified in subsections (e) or (f) of this Section 7.1, the obligation of the Bank to make further Loans shall terminate and the Notes shall be immediately due and payable without declaration or other notice to the Company and the Company expressly waives any presentment, demand, protest or other notice of any kind.

         7.2 Remedies on Default: Upon the occurrence and continuance of an
             -------------------
Event of Default, the Bank may proceed to enforce its rights whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement or any Loan Document, or in aid of the exercise of any power granted in either this Agreement or any Loan Document or proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of its rights, or proceed to enforce any other legal or equitable right which the Bank may have by reason of the occurrence of any Event of Default hereunder or under any Loan Document, including without limitation the remedies of a secured creditor under the Uniform Commercial Code. Any amounts collected pursuant to action taken under this Section 7.2 shall be paid to the Bank and applied to the payment of, first, any costs incurred by the Bank in taking such action, second, to payment of the accrued interest on and unpaid principal of the Notes and any balance remaining after such payments shall be paid to the Company.

         If one or more Events of Default shall occur, the Bank shall have the right, in addition to all other rights and remedies available to it, to set off against the unpaid balance of the Notes any debt owing to the Company by the Bank, including without limitation, any funds in any deposit account maintained by the Company with the Bank, and nothing in this Agreement shall be deemed any waiver or prohibition of the Bank's right of banker's lien or set-off.

                         SECTION 8: COLLATERAL SECURITY
                                    -------------------

         8.1 Collateral Security:Right of Set-Off. The payment of any and all
             ------------------------------------
sums owing under the Loan Documents (including, without limitation, the Master Agreement) and all other obligations, direct or contingent, joint, several or independent, of the Company or any Guarantor now or hereafter existing due or to become due to, or held or to be held by the Bank, whether created directly or acquired by assignment or otherwise including, without limitation, any arising under this Agreement (all of such obligations being hereinafter collectively called the "Obligations"), are secured by and the Company and any Guarantor hereby grant to the Bank, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of FleetBoston Financial Corporation, its successors and assigns, or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by the Company), the Bank may set off the same or any part thereof and apply the same to any liability or obligation of Company or any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loans. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE TERM LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE COMPANY OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         8.2 Additional Collateral Security. In addition to the collateral
             ------------------------------
described in Section 8.1 hereof, payment of the Obligations is also secured by
(a) a first priority security interest in all personal property of the Company and the Guarantors, whether now owned or hereafter acquired, to the extent provided in the Security Agreements executed and delivered by the Company and the Guarantors to the Bank, and (b) all right, title and interest of the Company in and to the Master Agreement and each transaction entered thereunder including, without limitation, all amounts payable or deliverable thereunder and all proceeds of the foregoing in whatever form received, in each case whether now owned or hereafter acquired.

                            SECTION 9: MISCELLANEOUS
                                       -------------

         9.1 Final Agreement: This Agreement is intended by the parties as the
             ---------------
final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement. This Agreement may not be amended or modified except by a written instrument describing such amendment or modification executed by the Company and the Bank.

         9.2 Survival of Representations: All representations, warranties,
             ---------------------------
covenants and agreements made by the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

         9.3 Successors and Assigns: All covenants and agreements herein shall
             ----------------------
bind and inure to the benefit of the respective successors and assigns of the parties hereto, provided the Company may not transfer or assign any of its rights or interests hereunder without the specific written consent of the Bank.

         9.4 Liability in Acting: In connection with this Agreement and the
             -------------------
Loans, the Bank will be protected in acting upon any notice, request, consent, certificate, agreement, writing, signature, resolution, application or other paper or document believed by it to be genuine and to have been signed, executed, passed, presented or delivered by the proper party or parties.

         9.5 The Bank's Rights Not Waived; Cumulative Rights: Wherever in this
             -----------------------------------------------
Agreement or in any other manner an option, power or right is granted the Bank, it may be exercised without notice to the Company or the Guarantors, except as in this Agreement specifically provided. Each and every right and remedy granted to the Bank hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Bank to exercise, or delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right or remedy preclude any other or future exercise thereof or the exercise of any other right or remedy. No delay, omission or failure to act on the part of the Bank in exercising any option, power or right, shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude the other, later or further exercise thereof or the exercise of any other power or right.

         9.6 Expenses: The Company shall pay on demand all expenses of Bank in
             --------
connection with the preparation, administration, default, collection, waiver or amendment of loan terms, or in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, reasonable fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the loan or any collateral therefor, and the amount of all such expenses shall, until paid bear interest at the rate applicable to principal hereunder (including the Post Default Rate) and be an obligation secured by any collateral.

         9.7 Other Agreements: The rights and remedies granted to the Bank by
             ----------------
the Company or the Guarantors hereunder are cumulative and in addition to the rights granted by every other agreement which the Company and the Guarantors at any time executes and delivers to the Bank, and no such agreement shall be read or construed to limit, restrict or otherwise modify in any way the rights given hereby, except as the intent to limit is expressly set forth in such agreement and likewise no provision of this Agreement shall be deemed to limit, restrict or otherwise modify in any way any rights or remedies granted to the Bank by other agreements by the Company or a Guarantor. All agreements herein contained and contained in any such other written agreement, whether typed or otherwise, shall be fully effective and fully enforceable in favor of the Bank and against the Company and the Guarantors, except that if there by a conflict in the provisions of such agreements with this Agreement, the agreement requiring the higher or greater degree of performance shall prevail, and if there are similar but not identical provisions, such agreements and this Agreement shall be read and interpreted separately and the Company and the Guarantors shall comply with all such provisions.

         9.8 Repayment: The Company hereby covenants and agrees to repay to the
             ---------
Bank its obligations hereunder, both principal and interest, as and when the same shall become due and payable, and faithfully to perform every term, condition and covenant of this Agreement and of any instrument evidencing such obligation, and every other agreement securing or relating to the same.

         9.9      Judicial Proceedings:
                  --------------------

                  (a) Venue: Any judicial proceeding brought against the Company
                      -----
or a Guarantor with respect to this Agreement, any other Loan Document or any property of the Company or a Guarantor, may be brought in any court of competent jurisdiction located in the State of New York, counties of Nassau or Suffolk. By execution and delivery of this Agreement, the Company accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment thereby in connection therewith.

                  (b) Waiver of Counterclaim: The Company and the Guarantors
                      ----------------------
irrevocably waive any objection they may now or hereafter have as to the venue of any suit, action or proceeding with respect to this Agreement or any other Loan Document or any property of the Company or a Guarantor brought in a court located in the State of New York or any claim that such court is an inconvenient forum. The Company and the Guarantors further hereby waive the right to interpose any counterclaim.

                  (c) Proceedings by Company or a Guarantor against the Bank:
                      ------------------------------------------------------
Any judicial proceeding by the Company or a Guarantor against the Bank involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement or any other Loan Document, shall be brought only in a court located in the counties of Nassau or Suffolk, State of New York.

         9.10 Entire Agreement: The Company and the Bank agree that this
              ----------------
Agreement, and all documents executed and delivered in connection herewith including the Notes represent the entire understanding of the parties. No modification, amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Company shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. As of the date hereof, no representations have been made by the Bank or anyone acting or purporting to act for the Bank concerning the handling, treatment, release or modification of the Loans, the security therefor, accounts or other relationships or accommodations with the Bank, nor concerning any future, larger or different loans, accounts or other accommodations of or to the Company or any other Person, except as specifically set forth in this Agreement, and the Company represents to and covenants with the Bank that it has not relied on any such representation.

         9.11 Further Assurances: The Company and the Guarantors agree at any
              ------------------
time and from time to time at its expense, upon request of the Bank, to promptly execute, deliver, or obtain or cause to be executed, delivered or obtained any and all further instruments and documents and to take or cause to be taken all such other action as the Bank may deem reasonably desirable in obtaining the full benefits of, or in preserving the liens and/or security interests of the Loan Documents.

         9.12 Headings: The headings herein are for convenience only and shall
              --------
not limit or affect the meaning or construction of the provisions herein.

         9.13 Notices: Notices and consents provided herein shall be in writing
              -------
and shall be given to the other party by overnight mail, personal delivery or certified mail, return receipt requested, in a prepaid wrapper directed to the other party at its address stated below or such other address as from time to time designated in writing by one party to the other:

              (a)  if to the Company:           Netsmart Technologies, Inc.
                                                146 Nassau Avenue
                                                Islip, New York 11751
                                                Attn: Mr. James L. Conway
                                                      Chief Executive Officer

              (b)  if to the Bank:              Fleet National Bank
                                                300 Broad Hollow Road
                                                Melville, New York 11747
                                                Attn:    Ms. Patricia A. Calcado
                                                         Vice President

Any notice, request, consent, demand, waiver or communication given in accordance with the provisions of this Section 9.13 shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at its address specified above, or, if sent by mail, on the third Business Day after the day when deposited in the mail, postage prepaid, and addressed to such party at such address, provided that notices of change of address shall be deemed to be effective when actually received.

         9.14 Authority to Disclose: All Federal, state, municipal and other
              ---------------------
authorities (including the United States Treasury Department and the Internal Revenue Service) and all banks, trust companies and other banking or financial corporations, and organizations and all accountants, auditors, appraisers and examiners with which or whom the Company has heretofore, now has or hereafter may have banking or professional relations, are hereby irrevocably authorized and directed to permit representatives of the Bank to have full access during regular business hours and from time to time upon reasonable request to make copies of and extracts from all reports, examinations, audits, appraisals, and returns by or with respect to the Company and all information concerning the

Company from time to time contained in their files and records. The Bank shall hold information so obtained in confidence in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices except that it may disclose such information as it may be required by law to disclose with notice to the Company if permitted by law and the Bank's policy.

         9.15 Severability: In the event that any one or more of the provisions
              ------------
of this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         9.16 Counterparts: This Agreement may be executed simultaneously in two
              ------------
or more counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart.

         9.17 Pledge to Federal Reserve Bank: The Bank may at any time pledge
              ------------------------------
all or any portion of its rights under the Loan Documents including any portion of the Notes to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

         9.18 Participations: The Bank shall have the unrestricted right at any
              --------------
time and from time to time, and without the consent of or notice to Company, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Company, the Bank shall remain responsible for the performance of its obligations hereunder and the Company shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Company in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

         9.19 Lost Documents: Upon receipt of an affidavit of an officer of the
              --------------
Bank as to the loss, theft, destruction or mutilation of a Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, the Company will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

                    SECTION 10: WAIVER OF RIGHT TO JURY TRIAL
                                -----------------------------

         THE COMPANY, THE GUARANTORS AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION

HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE COMPANY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS.

                            SECTION 11: GOVERNING LAW
                                        -------------

         The validity, interpretation and enforcement of this Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the year and date first above written.

                                          NETSMART TECHNOLOGIES, INC.

                                          By:  /*/
                                               -------------------------
                                               James Conway
                                               Chief Executive Officer

                                          FLEET NATIONAL BANK

                                          By:  /*/
                                               -------------------------
                                               Patricia A. Calcado
                                               Vice President

                                    SCHEDULE
                                    --------

Schedule 3.20 (b) - real property owned:

                    -Netsmart Technologies, Inc. ("Netsmart"):  None
                    -Creative Socio-Medics Inc. ("CSM"):        None

                    - real property leased:
                      -Netsmart:       None
                      -CSM:            See herein

                              1. 146 Nassau Avenue, Islip, New York 11751
                              2. 1335 Dublin Road, Columbus, Ohio 43215
                              3. 7590 Fay Avenue, La Jolla, California

Schedule 3.24 - intellectual property

Patents, Trademarks and Copyrights:
----------------------------------

A. Netsmart: None

B. CSM: See herein

         1. Patents      None

         2. Trademarks:  See herein

            (a) Registered            None

            (b) Unregistered

                  (i)   "Creative" and "CSM" for behavioral health care systems.

                  (ii)  "AIMS" for behavioral health care systems and
                         correctional institutions systems.

                  (iii) "AVATAR/Practice Management"

                        "AVATAR/CLINICIAN WORKSTATION (CWS)"

                        "AVATAR/MANAGED CARE SYSTEM (MCO, PROVIDER AND EAP)"

                        "AVATAR/DECISION SUPPORT SYSTEM (DSS)"

                        "AIMS Behavioral Health Care System"

                        "AIMS Correctional Institution System", each for CSM software systems.

         3.       Copyrights

                  (a)      Registered


     Title of Software *                         Date of     Registration Number
                                               Registration

     CSM Human Services Information System       11/09/99        TXu 867-215
     (non GUI)

     CSM Human Services Information System       01/04/00        TXu 931-953
     CSM Clinical Work Station System            11/09/99        TXu 925-446
     M3/J5 Medical Management System             10/27/99        TXu 923-199
     CSM Nursing Station System                  10/27/99        TXu 923-760
     CSM Behavioral Health Information System    11/09/99        TXu 928-577
     CSM Psychiatric Hospital Information System 11/24/99        TXu 928-334

         * The names of CSM systems were consolidated and changed in 2000 to "AVATAR"

                  (a)      Unregistered

                           The AIMS Behavioral Health Care System and
                           AIMS Correctional Institution System are protected by unregistered copyrights.

         4. CSM considers all of the above software systems to be protected by trade secrets rights of CSM.

         5. None of the above software systems are embedded in goods.

                                 Exhibit 5.1 (f)
                                 ---------------

                            INSERT JOB STATUS REPORT
                            ------------------------

                                    EXHIBIT A
                                    ---------
                          FORM OF REVOLVING CREDIT NOTE
                          -----------------------------

$1,500,000.00                    Melville, New York              June 1, 2001

         NETSMART TECHNOLOGIES, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of FLEET NATIONAL BANK (the "Bank") on the Termination Date as defined in the Agreement herewith referred to, at the office of the Bank specified in Section 9.13 of the Agreement, in lawful money of the United States of America and in immediately available funds the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 ($1,500,000.00) DOLLARS or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Company pursuant to Section 2.2 of the Agreement. The Company further promises to pay interest at said office in like money on the unpaid principal balance of this Note from time to time outstanding at an annual rate as selected by the Company pursuant to the terms of Section 2 of the Agreement. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in the Agreement. All Revolving Credit Loans made by the Bank pursuant to Section 2.2 of the Agreement and payments of the principal thereon may be endorsed by the holder of this Note on the schedule annexed hereto, to which the holder may add additional pages. The aggregate net unpaid amount of the Revolving Credit Loans set forth in such schedule shall be presumed to be the principal balance hereof. After the stated or any accelerated maturity hereof, this Note shall bear interest at a rate as set forth in the Agreement, payable on demand, but in no event in excess of the maximum rate of interest permitted under applicable law.

         This Note is the Revolving Credit Note referred to in the Agreement dated as of June 1, 2001 by and between the Company and Fleet National Bank, as same may be amended from time to time (the "Agreement"). Terms defined in the Agreement shall have then defined meanings when used in this Note. This Note is entitled to the benefits of this Agreement thereof and may be prepaid, and is required to be prepaid, in whole or in part (subject to the indemnity provided in the Agreement) as provided therein. This Note is secured by the collateral described in the Security Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Agreement.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                                   NETSMART TECHNOLOGIES, INC.


                   SCHEDULE OF LOANS AND PAYMENT OF PRINCIPAL

                                Exhibit A Page 1

                            TO REVOLVING CREDIT NOTE

                            DATED AS OF JUNE 1, 2001

                           NETSMART TECHNOLOGIES, INC.

                                       TO

                               FLEET NATIONAL BANK



                                 Last Day     Balance
            Amount     Interest  of Interest  Principal    Remaining    Notation
Date        of Loan    Rate      Period       Paid         Unpaid       Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Exhibit A Page 2

                                    EXHIBIT B
                                    ---------
                                FORM OF TERM NOTE
                                -----------------

$2,500,000.00                    Melville, New York              June 1, 2001


         NETSMART TECHNOLOGIES, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of FLEET NATIONAL BANK (the "Bank") at the office of the Bank specified in Section 9.13 of the Agreement hereinafter referred to, in lawful money of the United States and in immediately available funds, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 ($2,500,000.00) DOLLARS payable in 60 consecutive monthly installments of principal and interest, the first fifty-nine (59) of which shall be in the amount of $41,666.00 payable on the first day of each month commencing July 1, 2001 and the last and final installment equal to the then unpaid principal balance of this Note payable on June 1, 2006. The Company further promises to pay interest at said office in like money on the unpaid principal balance of this Note from time to time outstanding at an annual rate as selected by the Company pursuant to the terms of Section 2 of the Agreement. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in the Agreement. After the stated or accelerated maturity hereof, this Note shall bear interest at a rate as set forth in the Agreement, payable on demand, but in no event in excess of the maximum rate of interest permitted under any applicable law.

         This Note is the Term Note referred to in the Agreement dated as of June 1, 2001 by and between the Company and Fleet National Bank, as same may be amended from time to time (the "Agreement"). Terms defined in the Agreement shall have then defined meanings when used in this Note. This Note is entitled to the benefits of this Agreement thereof and may be prepaid, and is required to be prepaid, in whole or in part (subject to the indemnity provided in the Agreement) as provided therein. This Note is secured by the collateral described in the Security Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid under this Note may be declared immediately due and payable as provided in the Agreement.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                                    NETSMART TECHNOLOGIES, INC.


                                Exhibit B Page 1